                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 25, 1997


                                                           PHAMIS, INC.
                                      (Exact name of registrant as specified in its charter)

          WASHINGTON                                           0-25078                                      91-1141795
(State of other jurisdiction                               (Commission File                           (I.R.S. Employer
     of incorporation)                                          Number)                             Identification No.)


1001 FOURTH AVENUE PLAZA, SUITE 1500, SEATTLE, WASHINGTON                                                   98154-1144
(Address of principal executive offices)                                                                     (Zip Code)


Registrant's telephone number, including area code:                                                     (206) 622-9558


ITEM 5.  OTHER EVENTS.

On March 25, 1997, the Board of Directors of PHAMIS, Inc. (the "Company") authorized the Company to enter into a definitive agreement of merger with IDX Systems Corporation. The merger, which is subject to regulatory and shareholder approval, will be accounted for as a pooling of interests. Under the terms of the agreement, Company stockholders will receive .73 shares of IDX common stock for each share of PHAMIS, Inc. common stock, subject to adjustment within a range of .68 to .80 shares of IDX common stock, based on the average market price per share of IDX.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  Exhibits

          2.1 Agreement and Plan of Merger Among IDX Systems Corporation, Penguin Acquisition Corporation and PHAMIS, Inc.

          99.1  Press Release, dated March 25, 1997

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  PHAMIS, INC.



Date:  March 28, 1997         By:  /s/ Gregg W. Blodgett
                                  ---------------------------------------------
                                  Gregg W. Blodgett
                                  Vice President of Administration and Finance, Treasurer and Controller

                                 EXHIBIT INDEX
                                      to
                          CURRENT REPORT ON FORM 8-K


          2.1 Agreement and Plan of Merger Among IDX Systems Corporation, Penguin Acquisition Corporation and PHAMIS, Inc.

          99.1  Press Release, dated March 25, 1997